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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 or 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

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                         DATE OF REPORT: MARCH 27, 2002

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                       HUNTINGTON BANCSHARES INCORPORATED
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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   Maryland                         0-2525                31-0724920
---------------              ---------------------        ----------
(STATE OR OTHER              (COMMISSION FILE NO.)        (IRS EMPLOYER
JURISDICTION OF                                           IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)

                              --------------------


                                Huntington Center
                              41 South High Street
                              Columbus, Ohio 43287
                                 (614) 480-8300
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)


                              ---------------------




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ITEM  5.  OTHER EVENTS.

         On March 27, 2002, Huntington Bancshares Incorporated ("Huntington") announced that Ronald J. Seiffert has resigned his position as vice chairman of Huntington to explore new career opportunities, effective March 31, 2002.

         The information contained in the news release, which is attached as an exhibit to this report, is incorporated herein by reference.


ITEM  7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits.

         Exhibit 99 -- News release of Huntington Bancshares Incorporated, dated
                       March 27, 2002.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            HUNTINGTON BANCSHARES INCORPORATED



Date:    March 28, 2002                     By:  /s/ Richard A. Cheap
                                                -------------------------------
                                                Richard A. Cheap, Secretary


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                                  EXHIBIT INDEX

Exhibit No.                              Description

    99        *       News release of Huntington Bancshares Incorporated issued
                      March 27, 2002.


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* Filed with this report.